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                                                                  EXHIBIT 10.7.2
                                   AMENDMENT 1
                                       OF
                              EMPLOYMENT AGREEMENT


         THIS AMENDMENT (this "Amendment") of the Employment Agreement by and between Heritage Holdings, Inc., a Delaware corporation ("HHI"), and James E. Bertelsmeyer ("Bertelsmeyer"), dated June 15, 2000 (the "Employment Agreement"), is made and entered into this 10th day of August, 2002, by and between U.S. Propane, L.P., a Delaware limited partnership ("Company") and Bertelsmeyer.

                                    RECITALS

         WHEREAS, the Company replaced HHI as the general partner of Heritage Propane Partners, L.P., a Delaware limited partnership (the "Partnership") and Heritage Operating, L.P., a Delaware limited partnership (the "Operating Partnership") on February 4, 2002, and thereby succeeded to the rights and obligations of HHI under Bertelsmeyer's Employment Agreement; and

         WHEREAS, the parties hereto desire that Bertelsmeyer continue his relationship with the Company, on the terms and conditions set forth in the Employment Agreement except as amended herein.

         NOW THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto consent and agree as follows:

         1. Section 3.1 of Bertelsmeyer's Employment Agreement is hereby amended to provide that Bertelsmeyer's compensation shall be computed based upon an annual rate of $75,000.

         2. Except as set forth herein, the terms and provisions of Bertelsmeyer's Employment Agreement are hereby ratified and confirmed, and shall remain in full force and effect.

         3. Bertelsmeyer acknowledges that the consideration for entering into this Amendment is Bertelsmeyer's continued relationship with the Company.

         4. This Amendment is not intended to create any extension or renewal of the term of employment set forth in Bertelsmeyer's Employment Agreement, and Bertelsmeyer acknowledges that his relationship with the Company is currently and shall continue to be "at will" employment.

         5. This Amendment may be executed by the parties hereto by facsimile signature or in one or more counterparts, each of which shall be deemed to be an original, but all of which constitute one and the same agreement.


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         IN WITNESS WHEREOF, the parties hereto have hereunto subscribed their names on the day and year first above written.

                                      U.S. PROPANE, L.P.

                                      By:  U.S. Propane, L.L.C., General Partner



                                      By:
                                         ---------------------------------------
                                              H. Michael Krimbill, President and
                                              Chief Executive Officer

                                              "Company"






                                         ---------------------------------------
                                              James E. Bertelsmeyer

                                              "Bertelsmeyer"